MET INVESTORS SERIES TRUST

                           FIRSTAR BALANCED PORTFOLIO
                         FIRSTAR EQUITY INCOME PORTFOLIO
                    FIRSTAR GROWTH & income equity portfolio

         Supplement to Class A Prospectus dated May 1, 2001 and Statement of Additional Information dated May 1, 2001, as amended on August 1, 2001 and October 9, 2001.

         Effective October 30, 2001, the "Additional Investment Strategies" section of the Prospectus and the "Investment Objectives and Policies - Real Estate Investment Trusts" section of the Statement of Additional Information are supplemented and amended, respectively as follows.

         Each of the Firstar Balanced Portfolio, Firstar Equity Income Portfolio and Firstar Growth & Income Equity Portfolio may invest up to 10% of its net assets investments related to real estate, including real estate investment trusts ("REITs"). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended and to maintain exemption from the Investment Company Act of 1940. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

October 30, 2001